UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39868 (Commission File Number)	86-1791356 (I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As described in Item 5.07 of this this Current Report on Form 8-K (this “Form 8-K”), at a special meeting of stockholders of Motorsport Games Inc. (the “Company”) held on November 9, 2022 (the “2022 Special Meeting”), the Company’s stockholders, by an affirmative vote of at least a majority of the Company’s issued and outstanding shares of each of Class A and Class B of the Company’s common stock, approved:

(a) a proposal authorizing the Company’s board of directors (the “Board”), in its discretion, to effect a reverse stock split of the Company’s outstanding shares of Class A and Class B common stock (the “Class A Common Stock” and the “Class B Common Stock,” respectively, and together, the “Common Stock”), at a ratio of 1-for-10, with the Board having the right to adjust such ratio, acting in its sole discretion and in the Company’s best interest, to up to 1-for-30, inclusive (the “Reverse Stock Split”);

(b) a proposal to amend to the Company’s Certificate of Incorporation to allow any action required or permitted to be taken by the Company’s stockholders be effected by written consent; and

(c) a proposal to amend the Company’s Bylaws to allow any action required or permitted to be taken by the Company’s stockholders be effected by written consent (the “Bylaws Amendment”).

Upon approval by the Company’s stockholders at the 2022 Special Meeting, the Board approved amending the Company’s Certificate of Incorporation to effect a Reverse Stock Split at a ratio of 1-for-10, to be effective at 12:01 a.m. Eastern Standard Time (“EST”) on November 10, 2022.

On November 9, 2022, the Company filed the Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to: (i) effect the Reverse Stock Split at the ratio of 1-for-10, which became effective as of 12:01 a.m., EST on November 10, 2022; and (ii) allow any action required or permitted to be taken by the Company’s stockholders be effected by written consent. As a result of the Reverse Stock Split, every 10 shares of the Company’s Class A and Class B Common Stock were automatically combined into 1 issued and outstanding share of the Company’s respective Class A and Class B Common Stock, without any change in their respective par value per share.

The Company will not issue any fractional shares of its Class A or Class B Common Stock as a result of the Reverse Stock Split. Instead, as soon as practicable after the effective time of the Reverse Stock Split, the Company’s transfer agent, Worldwide Stock Transfer, LLC (“WST”) will distribute payments to the record holders’ respective accounts pro rata in lieu of fractional shares based on the applicable NASDAQ closing trading price. Stockholders will not be entitled to receive interest for the period of time between the effective time of the Reverse Stock Split and the date the stockholder receives their cash payment, if any, in lieu of any fractional shares.

Commencing on November 10, 2022, trading of the Company’s Class A Common Stock will continue on The NASDAQ Capital Market on a Reverse Stock Split-adjusted basis. The Company’s trading symbol will remain “MSGM.” The new CUSIP number for the Company’s Class A Common Stock following the Reverse Stock Split is 62011B 201.

On November 9, 2022, following stockholder approval, the Company executed the Bylaws Amendment.

The foregoing is only a brief description of the terms of each of the Certificate of Amendment and the Bylaws Amendment, does not purport to be a complete description of the Certificate of Amendment or the Bylaws Amendment, and is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein in its entirety, and the Bylaws Amendment, which is filed as Exhibit 3.2 to Form 8-K and is incorporated by reference herein in its entirety into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Also, as a result of the Reverse Stock Split, on November 10, 2022, the Company amended and restated its 2021 Equity Incentive Plan (the “Plan”), to reflect, pursuant to the provisions of Section 10.1 of the Plan, the proportionate adjustment to the number of shares of Company’s Class A Common Stock authorized for issuance under the Plan from 1,000,000 shares of Class A common stock to 100,000 shares using the same 1-for-10 ratio used to consummate the Reverse Stock Split (the “Amended and Restated Plan”). No other modifications or amendments were made to the Plan.

In connection with such amendment, pursuant to Section 10.2 of the Plan, the Board proportionally adjusted the number of shares of Class A Common Stock subject to outstanding plan awards and the exercise price per share of Class A Common Stock of each such award to reflect the impact of the Reverse Stock Split.

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The foregoing description of the Amended and Restated Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Plan, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference in its entirety into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference in its entirety into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Special Meeting on November 9, 2022. The matters voted upon at the Company’s 2022 Special Meeting and the results of such voting are set forth below:

Proposal 1: Based on the voting results set forth below, at the 2022 Special Meeting, the Company’s stockholders approved the Certificate of Amendment to effectuate the Reverse Stock Split, at a ratio of 1-for-10, with the Board having the right to adjust such ratio, acting in its sole discretion and in the Company’s best interest, to up to 1-for-30, inclusive.

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,723,521	253,473	23,207	0

Proposal 2: Based on the voting results set forth below, at the 2022 Special Meeting, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to allow any action required or permitted to be taken by the Company’s stockholders be effected by written consent:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,006,388	123,567	40,008	1,830,238

Proposal 3: Based on the voting results set forth below, at the 2022 Special Meeting, the Company’s stockholders approved an amendment to the Company’s Bylaws to allow any action required or permitted to be taken by the Company’s stockholders be effected by written consent:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,003,879	125,926	40,158	1,830,238

Item 7.01 Regulation FD Disclosure.

On November 9, 2022 and November 10, 2022, the Company issued press releases describing the consummation of the Reverse Stock Split. Copies of these press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2 and which are incorporated by reference in their entirety into this Item 7.01.

The information included in this Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

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FORWARD-LOOKING STATEMENTS

Certain statements in this Form 8-K which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements in this Form 8-K that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Motorsport Games and are difficult to predict. Examples of such risks and uncertainties include, without limitation, unexpected developments with respect to the Reverse Stock Split, including, without limitation, future decreases in the price of the Company’s Class A Common Stock whether due to, among other things, the announcement of the Reverse Stock Split, the Company’s inability to make its Class A Common Stock more attractive to a broader range of institutional or other investors or an inability to increase the stock price in an amount sufficient to satisfy compliance with the NASDAQ’s minimum closing bid price requirement for continued listing. In addition, Motorsport Games cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including without limitation, the Company’s ability to secure additional capital resources, the Company’s ability to continue as a going concern, the Company’s ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, the Company’s ability to regain compliance with Nasdaq Listing Rules, including the identification of new independent Board members. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in Motorsport Games’ filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its Quarterly Reports on Form 10-Q filed with the SEC during 2022, as well as in its subsequent filings with the SEC. Motorsport Games anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Motorsport Games assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Motorsport Games’ plans and expectations as of any subsequent date.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation of Motorsport Games Inc.

3.2	Amendment No. 1 to Bylaws of Motorsport Games Inc.

10.1	Amended and Restated Motorsport Games Inc. 2021 Equity Incentive Plan, dated November 10, 2022

99.1	Press Release, dated November 9, 2022

99.2	Press Release, dated November 10, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: November 10, 2022	By:	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Motorsport Games Inc.

3.2	Amendment No. 1 to Bylaws of Motorsport Games Inc.

10.1	Amended and Restated Motorsport Games Inc. 2021 Equity Incentive Plan, dated November 10, 2022

99.1	Press Release, dated November 9, 2022

99.2	Press Release, dated November 10, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

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